UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock

Libertyville, Illinois  60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

 ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.forestervalue.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

MANAGERS COMMENTARY

MARCH 31, 2019 (UNAUDITED)

Dear Fellow Shareholder:

Fiscal 2019 was a good year for the Forester Value Fund as it posted a positive return versus a negative return for the Long/Short Morningstar category. The fund’s equities also outperformed, beating the Russell 1000 Value Index 7.58% vs 5.67%. Our financial and technology exposure led our outperformance, contributing 485 basis points versus the Russell 1000 Value Index. The equities underperformed the S&P 500 index, which returned 9.50%.  This was mainly because growth significantly outperformed value for the fiscal year.  For instance, the Russell 1000 Growth Index returned 12.75% but the Russell 1000 Value Index only returned 5.67%.  A handful of high growth stocks known as “FAANG” (Facebook, Amazon, Apple, Netflix, Google) continue to drive stock market returns. These stocks do not fit our investment philosophy and we will continue to avoid these type of investments. We remain committed to selecting value stocks with significant return potential.  The performance of the individual names owned by the fund is discussed in more detail below.

The cost of the put options and the allocation to cash weighed on the overall fund’s return. The Forester Value Fund’s N-share returned 1.37%, the I-share, 1.57% and the R-share, .99%. The fund is classified in Morningstar’s Long/Short Equity category and the Forester Value Fund outperformed the category during the fiscal year.  Although the fund’s put options and allocation to cash impacted returns in the past year, we still believe that a defensive positioning is warranted.  Below we explain why.

We remain concerned about fiscal deficits in the United States and throughout the world. Fiscal deficits add bond supply as the Treasury finances the deficit.  Below are projections by David Stockman, Reagan’s budget director, showing that U.S. deficits are going higher after the just-passed tax bill and new budget.

Stockman additional funding requirements ($ billions)

Deficit FY ’19

$700

Tax Cut

  280

Budget additions

  200

Addl debt

  100

Total

                               $1,280        6.2% of projected GDP

QT

$600

Grand Total

                               $1,880        9.1% of projected GDP

This begs the question of who purchases the new supply of debt and at what interest rate and do those funds come out of equities?

Foreign buyers may have limited appetite for US debt.  Japan and China both own over $1 trillion in USTs.  Outside of the Federal government and the Fed they are the largest owners of USTs.  Both have been sellers ($100 billion plus) over the past few years.  Russia sold around $80 billion this year.

An escalating China and US trade war is a major concern to us. China and the US have been trading new tariffs recently.  President Trump’s style of active confrontation is alarming to the

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

market and leading to headline volatility as investors are unsure of the outcome of such threats.  It seems to us that much of this is negotiation posturing that usually happens in back rooms, but now is happening on the front page.  Markets do not like uncertainty, so this new style is disconcerting.

We are keeping a keen eye on the developments to see if they get out of control.  So far the impacts have been modest.  However, given China’s leverage, a loss of revenue is multiplied.

In 2009, after the stock market drop China went on a huge spending spree building industrial plants, real estate, autos, technology and other facilities.  This fueled the global reflation.  China’s debt to GDP went from around 120% of GDP to almost 220%. The ratio is even bigger if you include total debt seen in the chart at the  bottom of the page.

CHINA DEBT TO GDP

We follow China because it has been the leader in global GDP growth this past decade.  When it slows, so does global GDP.  The larger companies in the US are global companies and are greatly impacted by the larger economies in the world.  Apple and many other large stocks saw most of their growth in China.  Recently, Apple preannounced and took their numbers down due to China.  Apple’s CEO, Tim Cook, blamed the miss on China and said that China had been slowing since last summer.  China’s cell phone market is much more competitive than the US, so Apple’s comments may be more Apple and tech specific, but investors will be watching China intently. In 2009, Apple sales to China were about $1 billion.  By 2018, it was over $50 billion.

Apple's quarterly revenue by region

Americas
Europe
Greater China
Japan
Rest of Asia
$40 billion
30
20
10
0
'12
'13
'14
'15
'16
'17

ATLAS | Data: Apple

Caterpillar and other industrials benefitted as well.  The chart below shows regional sales of global construction equipment.  One can see the US, Europe and Japan contract in 2008 and 2009, but China kept growing.  China became over half of the global construction equipment sales in 2009 and still was over 50% in 2011 after the market started growing again.

Finally, we have written in the past about how the Fed’s Quantitative Tightening (QT) was draining liquidity and impacting the stock market.  The Fed was actually trying to do the right thing.  They were trying to normalize their balance sheet and normalize interest rates so they would have some ammunition to fight the next recession.  A 20% down move in the stock market quashed that idea.  The Fed has backed off of interest rate increases and further QT past September.

So, what was the Fed looking at that caused them to change course?  Was it just the stock market or was there more? We believe the Fed could have changed course because we are entering a slowdown in the global economy.

FedEx is a large global delivery company.  As such, it is a barometer for the economy.  Last quarter they missed fiscal Q3 earnings and revenues and cut full year guidance.  CFO Alan Graf noted “slowing international macroeconomic conditions and weaker global trade growth trends continue, as seen in the year-over-year decline in our FedEx Express international revenue”.

Caterpillar is another global industrial bellwether.  Its backlog growth has been slowing for several quarters.  It is close to turning negative.  With 55% of sales outside of the US, Cat also suggests that the global economy is slowing.

Autos is another sector which suggests global slowing.  China has the largest auto market in the world.  It recently saw retail vehicle sales down 19% year-over-year in February.  Incentives of up to 10% discounts and interest free loans have not turned things around.  In the US auto sales were down single digits for the first quarter.

Another sign of sluggishness may be the 10 yr UST (TNX) yield.  When the stock market made its strong move down in December, the 10 yr yield followed it down.  This would be a normal flight to safety move, investors moving from risky equities to risk free Treasuries.  One would expect the reverse to happen as the SPX turned up.  However, that has not happened.  The 10 yr yield is lower than its late 2018 low, while the SPX is back up near its highs.  The 10 yr yield is telling us to expect more sluggishness ahead.  The stock market is saying things are fine. Could some of the disconnect between bond yields and stocks be that investors seem to be expecting more Quantitative Easing (QE) which last time saw stocks rise and yields fall?

In conclusion, our point is that the last time QE was tried, valuations were lower, the economy was recovering from a low base and the Chinese economy was roaring.  So, last time, while the US and Europe were struggling, China was booming.  China made up for a lagging US and Europe.  China’s growth made QE look much more powerful than it was.  It was just that a US focused investor saw QE and a rising stock market and equated the two, without looking at a broader context.

The context today is much different.  Valuations are high.  The economy today is much stronger than 2009-2014.  Unemployment is close to 4%.  China is slowing, not booming.  China is also dealing with a debt ceiling and trying to contain debt growth, not increase it. We believe that if QE was tried today to overcome a recession, the results would be much different.  It probably would have little impact.  The market would trade on EPS growth and balance sheet strength instead of QE.

STOCK PERFORMANCE

As mentioned above, the fund’s equities had a great fiscal year, returning 7.58% vs 5.67% for the Russell 1000 Value Index. The drivers were Celgene (+47.20%) and CDW (+38.65%) on the upside and Halliburton (-27.89%), and Kraft-Heinz (-29.39%) on the downside.

Celgene Corporation is an integrated global biopharmaceutical company. We purchased Celgene in 2018 as we thought the stock was oversold after lowering its long term guidance at the end of 2017.  We thought the company had positive results on several of its new drugs, which we recognized as future catalysts for the stock. In January 2019, Celgene was acquired by Bayer at a nice premium to the stock price at the time. The acquisition is expected to close at the end of 2019.

Most technology stocks substantially outperformed the market last year and CDW was no  exception.  CDW reported strong earnings throughout the year that beat estimates and prompted management to raise guidance.  The company benefited from strong IT spending in the United States.  Many companies are upgrading existing hardware and improving cyber security and they see CDW as a leader in both areas.

Halliburton is the largest oil field services company in North America. Oil production in the United States is at an all-time high. The United States is now the largest oil producer in the world. Despite oil production being up around 15% from last year, the rig count remained relatively stable. North American E&P companies for once have remained disciplined and have not increased capital spending. Since E&P companies are doing more with less this has put pressure on pricing in the oil field services space and has impacted Haliburton’s stock price. We trimmed our position throughout the year and remain optimistic that margins and free cash flow will improve.

The package food industry has struggled recently due to changing consumer tastes and new food alternatives. Kraft-Heinz earnings have been disappointing. The company cut their dividend by 1/3rd and consensus estimates expect flat sales growth and declining margins going forward. Recently the company announced that it was restating its financials for the last 2 years and this put further pressure on the stock.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2019 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	1.57%	-0.90%	2.13%	$ 30,757
S&P 500 Stock Index	9.50%	10.91%	14.28%	$ 92,562

Comparison of the Change in Value of a $25,000 Investment in the Forester Value Fund's Class I, and the S&P 500 Index.

$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
S&P 500
Class I

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2019 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	1.37%	-1.14%	3.11%	3.10%	$ 18,153
S&P 500 Stock Index	9.50%	10.91%	15.92%	5.88%	$ 30,566

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.

$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N  (Class N inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2019 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	0.99%	-1.36%	-0.07%	$ 9,939
S&P 500 Stock Index	9.50%	10.91%	12.67%	$ 26,773

Comparison of the Change in Value of a $10,000 Investment in the
Forester Value Fund's Class R, and the S&P 500 Index.
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
S&P 500
Class R

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Global Industry Classification Standard (GICS).

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares		Value

COMMON STOCKS - 73.50%

Consumer Discretionary - 4.00%
15,200	Ebay, Inc.	$ 564,528
14,612	Garrett Motion, Inc. (Switzerland) *	215,235
		779,763
Consumer Staples - 11.41%
7,700	Altria Group, Inc.	442,211
17,000	Conagra Brands, Inc.	471,580
10,000	General Mills, Inc.	517,500
6,000	Kraft Heinz Co.	195,900
8,600	Tyson Foods, Inc. Class A	597,098
		2,224,289
Energy - 7.19%
11,000	Baker Hughes A GE Co.	304,920
12,400	BP Plc. ADR	542,128
5,250	Conocophillips	350,385
7,000	Halliburton Co.	205,100
		1,402,533
Financial Services - 11.52%
6,540	Allstate Corp.	615,937
1,900	Aon Plc. (United Kingdom)	324,330
5,000	Travelers Companies, Inc.	685,800
12,860	US Bancorp, Inc.	619,723
		2,245,790
Health Care - 16.45%
3,500	AbbVie, Inc.	282,065
5,500	Celgene Corp. *	518,870
1,700	Cigna Corp.	273,394
5,500	CVS Health Corp.	296,615
2,000	Johnson & Johnson	279,580
18,000	Mylan NV (Netherlands) *	510,120
13,000	Pfizer, Inc.	552,110
2,000	UnitedHealth Group, Inc.	494,520
		3,207,274
Industrial Goods - 5.68%
1,800	General Dynamics Corp.	304,704
1,520	Honeywell International, Inc.	241,559
14,900	Quanta Services, Inc.	562,326
		1,108,589

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Materials - 0.70%
12,000	Goldcorp, Inc. (Canada)	$ 137,280

Technology - 8.57%
4,000	CDW Corp.	385,480
3,500	International Business Machines Corp.	493,850
3,000	Microsoft Corp.	353,820
8,140	Oracle Corp.	437,199
		1,670,349
Telecommunications - 2.90%
18,050	AT&T, Inc.	566,048

Utilities - 5.08%
10,900	Exelon Corp.	546,417
8,600	Southern Co.	444,448
		990,865

TOTAL FOR COMMON STOCKS (Cost $9,856,666) - 73.50%		14,332,780

PUT OPTIONS PURCHASED (Premiums Paid $233,930) - 0.92%		179,940

Par Value		Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 20.39%
4,000,000	U.S. Government Treasury Bill, 0.00%, 6/27/19	3,977,304

TOTAL FOR U.S GOVERNMENT AGENCIES & OBLIGATIONS (Cost $3,977,000) - 20.39%		3,977,304

Shares		Value

MONEY MARKET FUND - 5.66%
1,103,002	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Class, 2.35% **	1,103,002

TOTAL FOR MONEY MARKET FUND (Cost $1,103,002) - 5.66%		1,103,002

TOTAL INVESTMENTS (Cost $15,170,598) - 100.47%		19,593,026

LIABILITIES LESS OTHER ASSETS, NET - (0.47%)		(91,126)

NET ASSETS - 100.00%		$ 19,501,900

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield at March 31, 2019.

ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2019

Underlying Security	Counterparty	Contracts	Notional Amount **	Exercise Price	Expiration	Value

PUT OPTIONS * - 0.92%

S&P 500 Index Put	Barclay's	60	$17,006,400	$ 2,700	5/17/2019	$ 105,000
S&P 500 Index Put	Barclay's	60	$17,006,400	$ 2,650	5/17/2019	74,940
Total Put Options (Premiums Paid $233,930) - 0.92%						$ 179,940

* Non-income producing security during the period.

** The notional value is the total amount of a security's underlying asset at its spot price. The notional value distinguishes between the amount of money invested and the amount associated with the whole transaction. The notional value is calculated by multiplying the units in one contract by the spot price.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

Assets:
Investments in Securities, at Value (Cost $15,170,598)	$ 19,593,026
Cash	9,967
Receivables:
Shareholder Subscriptions	29
Dividends and Interest	24,238
Total Assets	19,627,260
Liabilities:
Shareholder Redemptions	106,705
Due to Advisor	14,878
Administrative Fees	1,742
Distribution Fees	2,035
Total Liabilities	125,360
Net Assets	$ 19,501,900

Net Assets Consist of:
Paid In Capital	$ 13,573,447
Distributable Earnings	5,928,453
Net Assets	$ 19,501,900

Class I Shares:
Net Assets	$ 10,977,840
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	945,276
Net asset value, offering price, and redemption price per share	$ 11.61

Class N Shares:
Net Assets	$ 7,461,145
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	655,149
Net asset value, offering price, and redemption price per share	$ 11.39

Class R Shares:
Net Assets	$ 1,062,915
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	90,346
Net asset value, offering price, and redemption price per share	$ 11.76

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2019

Investment Income:
Dividends	$ 433,851
Money Fund Dividends	131,913
Total Investment Income	565,764

Expenses:
Advisory Fees	227,172
Distribution (12b-1) Fees	27,515
Administration Fees	26,507
Total Expenses	281,194

Net Investment Income	284,570

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	7,976,988
Options	(941,436)
7,035,552
Net Change in Unrealized Depreciation on:
Investments	(6,633,190)
Options	(413,301)
(7,046,491)

Net Realized and Unrealized Loss on Investments and Options	(10,939)

Net Increase in Net Assets Resulting from Operations	$ 273,631

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2019	3/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 284,570	$ 414,126
Net Realized Gain on Investments and Options	7,035,552	9,097,103
Unrealized Depreciation on Investments and Options	(7,046,491)	(8,414,664)
Net Increase in Net Assets Resulting from Operations	273,631	1,096,565

Distributions to Shareholders:
Distributions:
Class I Shares	(200,517)	(247,702)
Class N Shares	(78,122)	(118,868)
Class R Shares	(7,276)	(5,353)
Total Distributions Paid to Shareholders	(285,915)	(371,923)	*

Capital Share Transactions	(12,012,467)	(22,530,138)

Total Decrease	(12,024,751)	(21,805,496)

Net Assets:
Beginning of Year	31,526,651	53,332,147

End of Year	$19,501,900	$ 31,526,651	**

* For the prior year ended March 31, 2018, total distributions consisted of net investment income.

** As of March 31, 2018, Accumulated Undistributed Net Investment Income was $69,072.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 11.63	$ 11.36	$ 12.57	$ 12.86	$ 12.77

Income From Investment Operations:
Net Investment Income *	0.14	0.12	0.10	0.07	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	0.03	0.27	(1.19)	(0.28)	0.07
Total from Investment Operations	0.17	0.39	(1.09)	(0.21)	0.15

Distributions:
Net Investment Income	(0.19)	(0.12)	(0.12)	(0.08)	(0.06)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.19)	(0.12)	(0.12)	(0.08)	(0.06)

Net Asset Value, at End of Year	$ 11.61	$ 11.63	$ 11.36	$ 12.57	$ 12.86

Total Return **	1.57%	3.49%	(8.68)%	(1.60)%	1.16%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$10,978	$20,474	$29,594	$ 62,964	$77,464
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.22%	1.09%	0.65%	0.59%	0.63%
Portfolio Turnover	38.45%	13.11%	12.76%	5.73%	13.72%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 11.35	$ 11.12	$ 12.26	$ 12.54	$ 12.50

Income From Investment Operations:
Net Investment Income *	0.11	0.10	0.07	0.04	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.04	0.26	(1.16)	(0.27)	0.07
Total from Investment Operations	0.15	0.36	(1.09)	(0.23)	0.12

Distributions:
Net Investment Income	(0.11)	(0.13)	(0.05)	(0.05)	(0.08)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.11)	(0.13)	(0.05)	(0.05)	(0.08)

Net Asset Value, at End of Year	$ 11.39	$ 11.35	$ 11.12	$ 12.26	$ 12.54

Total Return **	1.37%	3.23%	(8.92)%	(1.86)%	0.96%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,461	$ 9,768	$22,251	$37,732	$49,709
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.86%	0.39%	0.33%	0.36%
Portfolio Turnover	38.45%	13.11%	12.76%	5.73%	13.72%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 11.72	$ 11.42	$ 12.58	$ 12.85	$ 12.80

Income From Investment Operations:
Net Investment Income *	0.09	0.07	0.04	0.01	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	0.28	(1.19)	(0.24)	0.07
Total from Investment Operations	0.11	0.35	(1.15)	(0.23)	0.08

Distributions:
Net Investment Income	(0.07)	(0.05)	(0.01)	(0.04)	(0.03)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.07)	(0.05)	(0.01)	(0.04)	(0.03)

Net Asset Value, at End of Year	$ 11.76	$ 11.72	$ 11.42	$ 12.58	$ 12.85

Total Return **	0.99%	3.05%	(9.14)%	(1.82)%	0.60%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,063	$ 1,285	$ 1,487	$ 1,884	$ 1,686
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.74%	0.64%	0.15%	0.08%	0.12%
Portfolio Turnover	38.45%	13.11%	12.76%	5.73%	13.72%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018 or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of Illinois, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended March 31, 2019, the Fund did not incur any interest or penalties.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums are amortized over the useful lives of the respective securities.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Options - The Fund may invest in put and call options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2019:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 14,332,780	$ -	$ -	$ 14,332,780
Put Options Purchased	179,940	-	-	179,940
U.S. Government Agencies & Obligations	3,977,304	-	-	3,977,304
Money Market Fund	1,103,002	-	-	1,103,002
	$ 19,593,026	$ -	$ -	$ 19,593,026

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended March 31, 2019. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2019, the Advisor earned a management fee of $139,783 for Class I, $76,822 for Class N, and $10,567 for Class R. The Fund owes the Advisor $14,878 for management fees as of March 31, 2019.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2019, the Advisor earned a fee of $15,706 for Class I, $9,495 for Class N and $1,306 for Class R.  The Fund owes the Advisor $1,742 at March 31, 2019 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2019, the Fund accrued $21,579 for Class N and $5,936 for Class R. The Fund owes the Advisor $2,035 at March 31, 2019 for distribution fees.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2019, purchases and sales of investment securities, other than short-term investments, options and U.S. Government Securities, aggregated $7,149,506 and $17,804,634, respectively. Purchases and sales of options aggregated $8,195,651 and $7,406,374, respectively. Purchases of U.S. Government Securities aggregated $3,977,000. There were no sales of U.S. Government Securities for the year ended March 31, 2019.

6.) DERIVATIVE TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of it’s derivative activities during the year ended March 31, 2019.

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund had no outstanding written options at March 31, 2019.

As of March 31, 2019, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Index Contracts
Put Options Purchased	$ 179,940
Total Assets	$ 179,940

For the year ended March 31, 2019, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Index Contracts	Total
Put options purchased	$ (413,301)	$ (413,301)
	$ (413,301)	$ (413,301)

Net realized loss on:	Equity Index Contracts	Total
Put options purchased	$ (941,436)	$ (941,436)
	$ (941,436)	$ (941,436)

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2019, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $13,573,447.  Transactions in capital stock were as follows:

CLASS I SHARES	Year Ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	44,904	$ 517,893	234,620	$ 2,675,628
Shares issued in reinvestment of dividends	17,493	193,125	20,789	235,327
Shares redeemed	(877,229)	(10,174,495)	(1,100,085)	(12,567,818)
Net decrease	(814,832)	$ (9,463,477)	(844,676)	$ (9,656,863)

CLASS N SHARES	Year Ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	104,316	$ 1,165,331	35,933	$ 400,951
Shares issued in reinvestment of dividends	6,971	75,496	10,356	114,539
Shares redeemed	(316,543)	(3,565,359)	(1,186,242)	(13,153,005)
Net decrease	(205,256)	$ (2,324,532)	(1,139,953)	$(12,637,515)

CLASS R SHARES	Year ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	7,952	$ 92,684	13,185	$ 151,254
Shares issued in reinvestment of dividends	650	7,276	469	5,353
Shares redeemed	(27,920)	(324,418)	(34,161)	(392,367)
Net decrease	(19,318)	$ (224,458)	(20,507)	$ (235,760)

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2019, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain

 $   1,014,988

Undistributed Ordinary Income

                         437,047

Net Unrealized Appreciation of Investments               4,476,418

Total Distributable Earnings

$    5,928,453

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred  after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  The Fund utilized $5,228,904 of its capital loss carry forward during the fiscal year ended March 31, 2019.

As of March 31, 2019, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investment securities	$ 5,049,701
Gross unrealized depreciation on investment securities	(573,283)
Net unrealized appreciation on investment securities	$ 4,476,418

Tax cost of investment securities, including short-term investments *	$ 15,116,608

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the years ended March 31, 2019 and 2018 are as follows:

Ordinary income:	March 31, 2019	March 31, 2018
Class I Shares	$ 200,517	$ 247,702
Class N Shares	78,122	118,868
Class R Shares	7,276	5,353
Total	$ 285,915	$ 371,923

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2019, UBS Financial Services, Inc., in omnibus accounts, for the benefit of others, in aggregate, owned approximately 45% of the Fund and may be deemed to control the Fund.

11.) NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of March 31, 2019, had no effect on the Fund's net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Directors

  of Forester Value Fund,

  a Series of the Forester Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Value Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments and the schedule of put options purchased, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the years in the five-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Value Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditors since 2005 Abington, Pennsylvania May 22, 2019

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 through March 31, 2019

Actual	$1,000.00	$1,011.40	$4.96
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class N

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 through March 31, 2019

Actual	$1,000.00	$1,011.01	$6.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class R

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 through March 31, 2019

Actual	$1,000.00	$1,009.09	$7.51
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2019 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 58	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 60	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 59	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 59	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $1,200 for the year ended March 31, 2019, by the Advisor.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 27, 2019 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Value Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Value Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Value Fund and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.01% for 1244 funds in the Morningstar Large Value Category and 2.18% for 263 funds in the Long/Short Fund Category).

After discussion, the advisory agreement was renewed for another year.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Forester Discovery Fund

(INTLX)

 ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.forestervalue.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY

MARCH 31, 2019 (UNAUDITED)

Dear Fellow Shareholder:

Fiscal 2019 was a disappointing year for the Forester Discovery Fund versus its Morningstar category and relevant indexes.  However, in the calendar year of 2018 the fund performed much better and was able beat its Morningstar category and primary index.

The Discovery Fund reported a return for the fiscal year ended March 31, 2019 of -6.86% versus the MSCI ACWI Ex USA Index of -4.22%.  The main driver for the underperformance was the cost of the put options and our cash allocation. In particular the main driver of our underperformance was the timing of the hedges and our equity performance.

In the fourth quarter of 2018, we experienced more of the downside than we would have liked. This was mainly because in October, we entered the month less hedged and the market experienced an unexpected downturn. The selloff was mainly because of weaker Q3 earnings, signs of an economic slowdown and quantitative tightening. In December, our equity underperformed by around 200 basis points because value underperformed growth. Additionally, volatility was very high in December and our option contracts had their ups and downs with the swings in the market. In the first quarter of 2019 we were defensive given the big sell off in Q4 2018 and due to our hedged position we did not realize as much upside as we typically target in our strategy.

The funds equity performance was strong returning -2.39% versus the MSCI ACWI Ex USA Index -4.22% and outperforming its Morningstar Foreign Large Blend Category.  Our stock selection and allocation to the technology and consumer staple sectors led our outperformance, contributing 229 basis points versus the MSCI ACWI Ex USA Index. On the flip side our stock selection in the communication services sector and our allocation to the sector were a drag on performance.  Our communication services stocks underperformed and we had an overweight allocation to the sector compared to the index.  Communication services was one of the worst performing groups in the index in this last fiscal year.

In examining our country exposure, our overweight position to the U.K. was beneficial as the FTSE 100 Index returned almost 8%. Additionally, our exposure to France also contributed positively to performance as the CAC 40 Index returned around 7%. On the downside owning German based companies were a drag performance as the Dax Index returned -5%. Our investments denominated in the British pound and Euro had a negative currency impact on our stocks as both currencies depreciated by around 10% relative to the USD in the fiscal year. Due to quantitative tightening, the United States dollar was up against most currencies. The USD Index (DXY) returned 8% vs the basket of currencies it is benched off of for the fiscal year. We discuss the individual stock performance in more detail later in the report.

1

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

The Discovery Fund continues to use put options and cash to hedge our long exposure and to protect against downside risk.   Although the fund’s put options and allocation to cash impacted returns over the past year, we still believe that a defensive position is warranted.  Below we explain why.

Although a couple years behind the United States, the European Central Bank (ECB) was supposed to end their QE program and were going to eventually start tightening. Originally, the program was supposed end in September 2018 but this later got moved to December 2018.  Over $3 trillion of stimulus was pumped into the European economy over the course of 4 years. After weak data so far in 2019 the ECB caved and has announced a new stimulus program through TLTRO III (Targeted Long Term Financing Operations). This is the third round of this program, it is designed to incentivize banks to lend capital to stimulate the economy.  The ECB has not ruled out lowering interest rates but a 0% refinancing rate this will have limited impact. A new bond buying program may be implemented by the end of the year if growth is still weak.  However, bond buying may be less effective this time as rates are already very low and there are limits to how much the ECB can buy of certain issuers.

So what caused the dramatic reversal by the ECB?  We believe its clearly the weak economic data that caused the ECB to step in to help avoid a recession. Eurozone PMI’s have been steadily dropping since a high of 59 in January 2018.  The current Eurozone PMI composite is at 51.5, just above the contraction level of 50. Manufacturing PMI which helps makes up the PMI composite is clearly in contraction territory at 47.8.  This is the lowest reading in 6 years.  The industrial sector in Europe has been hurt with trade and Brexit uncertainty and the auto industry by new emission guidelines. Italy  currently has a contracting PMI composite indicator at 49.5 and has been under 50 for 5 out of the last 7 months. As of 3/31, France’s PMI of 48.9 is also showing contraction. Finally, Germany the largest country in Europe is showing a 51.4 PMI composite, which is the lowest in 3 years.

EUROZONE PMI COMPOSITE

Source:Bloomberg

The declining European PMI’s have been a leading indicator for lower overall GDP growth within the region. GDP growth is at 1.2% as of Q1 19’, down from its 3 year high of 2.8% and its 2.4% level last year. GDP growth is currently at its lowest level since 2015. The GDP estimate for 2019 by the IMF is 70 bps lower than it was last year. There are signs that the consumer is weak in Europe.  Industrial production growth in the Eurozone has been negative since October 2018. The decline in industrial production was led by consumer goods.

Structural issues in Europe continue to be an issue. Northern Europe is driving the economy and is supporting Southern Europe’s social safety nets. Unemployment in the Eurozone is around 8% with a DEBT/GDP of 86%. The economic difference between Northern and Southern Europe is evident in unemployment and debt. Northern European has unemployment in the mid single digits and DEBT/GDP levels way below 100%. Southern European countries such as Greece, Italy and Spain have unemployment in the double digits and are suffering from massive debt with DEBT/GDP  above 100%.

Italy was technically in a recession in the last half of the year in 2018. The country posted .2% GDP growth in Q1 2019 but is very much still in danger of going back into a recession.

Europe’s largest economy in Germany is growing at .7%, down from 2.1% in March of 2018.  This is the lowest level of GDP for Germany since 2013. The GDP estimate for Germany by the IMF is 120 bps lower than what they were expecting for 2019 last year. This is important because Germany accounts for 30% of the Eurozone economy. Exports makeup over half of the German economy. Trade uncertainty and tariffs could mean a weaker global economy with fewer German exports. Therefore, a weaker global economy means a weaker German economy and ultimately a weaker Eurozone economy. We could easily see Germany and Europe to go into a recession if auto tariffs are enacted.

EUROZONE GDP

Source:Bloomberg

Europe is not the only area that is expecting a decline in growth. In fact, the IMF expects a decline in growth for 70% of the countries in the global economy in 2019. Global growth is expected to be the lowest it has been for 5 years. Like Europe, Japan has been engaging in QE and economic stimulus for some time. Some might consider Japan to be the inventor of QE, since the country has been doing it for around 20 years. On a relative basis compared to GDP, Japan’s stimulus has been much larger than the United States or Europe.

Using this logic, one would assume that Japan’s’ economy and stock market have flourished compared to the United States or Europe. This could not be further from the truth. The Japanese stock market peaked in 1989 and is still down 40% from its peak while the US market is up close to 10x since 1989 and the European markets around 4x. The Bank of Japan (BOJ) stimulus did not help stimulate its economy either. Japan’s economy peaked in Q2 1990 at 3.20% GDP growth and has averaged only .5% growth during most of that time.

Like Europe and the United States, Japan was expected to wind down its QE program. Original expectations were that QE would stop at the end of 2019. However, like the Fed and the ECB, the BOJ has further delayed its plans to start QE tightening.  The BOJ is now expected to continue their negative interest rate policy (NIRP) until the end of 2020.  We believe this is because of negative PMI data over the last 6 months. Japan’s PMI is currently at 50.7. This is the lowest since 2016 and just above the contraction level for the economy. Japan’s NIRP policy target is 2% inflation. Currently, inflation is only at 1% and this is with a tight labor market of only 2.4% unemployment.

 Japan is expected to have its lowest GDP in 2019 in 3 years. Industrial production in Japan dropped over 4% in March 2019. This was the largest drop since 2016. The country is expected to raise its consumption tax rate from 8% to 10% in October. The IMF expects this have a negative -30 bps impact on GDP. While this may not sound like a lot, when GDP is under 1% it could be enough to send Japan into a recession.

JAPAN PMI COMPOSITE

Source:Bloomberg

The slow down in the economy has slowed revenue and earnings growth in the MSCI ACWI Ex USA Index. As you can see in the chart below revenue growth peaks in Q2 18’ and is projected to go negative in Q2 19’ after flat growth in Q1 19’.

Source:Bloomberg

EPS growth in the MSCI ACWI Ex USA Index also peaked in Q2 18’ and technically is in an earnings recession with 2 quarters of negative growth in a row and 2 more expected coming up according to consensus estimates.

Source:Bloomberg

STOCK PERFORMANCE

As mentioned above, the fund’s equities outperformed the index  by 183 bps in the 12 months that ended March 31, 2019. The drivers were Diageo (+23.66%) and Goldcorp (+24.03%) on the upside and Svenska Cellulosa (-29.84%), and Societe Generale            (-39.41%) on the downside.

Diageo produces and markets alcoholic beverages.  The company reported strong earnings throughout the year that helped stock performance. Diageo benefited from having around half  of its operating income coming from North America where the economy is stronger than many regions in the world. Spiritt sales remain strong in the United States and have exceeded management’s expectations.  Finally, Diageo only has 4% exposure to China and will not be materially impacted by a trade war which helped the stock due to its safe haven perception.

We purchased Goldcorp because we believed the gold miner was oversold due to some temporary issues at a couple of their mines. We also believed that there was a good probability that real rates would fall, which would help support the current gold price. Newmont mining acquired Goldcorp for a nice premium in 2019.  The acquisition created one of the largest gold miners in the world.

Svenska Cellulosa is a pure play basic material paper company. The company underperformed because paper and pulp commodity prices were declining due to a slowing economy.  We wanted to get more defensive in the portfolio and have since sold out of the position.

Similar to other European banks Societe Generale had a difficult year. With rates remaining low in Europe, it remains a difficult environment for banks. A weak French retail economy has also been a headwind for the company. Societe Generale is also facing litigation risk that could impact earnings. We believed the company was becoming a value trap and we exited our position.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President	Jason McRae, Co Portfolio Manager-Forester Discovery fund

2

THE FORESTER DISCOVERY FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2019 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	-6.86%	-0.89%	3.29%	2.97%	$17,707
MSCI ACWI Ex USA Index	-4.22%	2.57%	8.85%	4.18%	$22,221

Comparison of the Change in Value of a $10,000 Investment in the Forester Discovery Fund and the MSCI ACWI Ex USA Index.

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Discovery
MSCI ACWI Ex USA

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

3

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Money Market Fund
22.48%
Consumer Discretionary
6.59%
Consumer Staples
13.07%
Energy
6.70%
Financial Services
15.56%
Health Care
8.99%
Industrial Goods
3.13%
Materials
5.75%
Technology
4.84%
Telecommunications
6.02%
Utilities
6.41%
Put Options
0.46%

Sectors are categorized using Global Industry Classification Standard (GICS).

4

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares		Value

COMMON STOCKS - 76.68%

Consumer Discretionary - 6.56%
2,100	Garrett Motion, Inc. (Switzerland) *	$ 30,933
3,090	Michelin ADR	72,970
5,600	Volkswagen AG ADR *	90,944
		194,847
Consumer Staples - 13.01%
495	Diageo Plc. ADR	80,987
4,740	Essity AB ADR	136,488
3,040	Imperial Brands Group Plc. ADR	105,093
1,110	Unilever Plc. ADR	64,069
		386,637
Energy - 6.67%
1,910	BP Plc. ADR	83,505
2,060	Equinor ASA ADR	45,258
1,080	Suncor Energy, Inc. (Canada)	35,025
620	Total SA ADR	34,503
		198,291
Financial Services - 15.48%
480	AON Plc. (United Kingdom)	81,936
4,050	AXA Group ADR	101,898
1,890	HSBC Holdings Plc. ADR	76,696
2,480	Prudential Plc. ADR	99,746
1,840	The Toronto-Dominion Bank NY (Canada)	99,967
		460,243
Health Care - 8.94%
3,330	GlaxoSmithKline Plc. ADR	139,161
2,860	Sanofi ADR	126,641
		265,802
Industrial Goods - 3.11%
1,720	Siemens AG ADR	92,450

Materials - 5.72%
2,290	Amcor Ltd. ADR (Australia)	100,256
6,100	Goldcorp, Inc. (Canada)	69,784
		170,040
Technology - 4.82%
1,240	SAP SE ADR	143,170

The accompanying notes are an integral part of these financial statements.

5

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Telecommunications - 5.99%
8,000	KT Corp. ADR *	$ 99,520
1,840	Nippon Telegraph & Telephone Corp. ADR	78,605
		178,125
Utilities - 6.38%
1,505	National Grid Plc. ADR	84,039
9,940	Red Electrica de España SA ADR	105,563
		189,602

TOTAL FOR COMMON STOCKS (Cost $1,767,496) - 76.68%		2,279,207

PUT OPTIONS PURCHASED (Premiums Paid $18,825) - 0.45%		13,500

MONEY MARKET FUND - 22.37%
664,936	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Class, 2.35% **	664,936

TOTAL FOR MONEY MARKET FUND (Cost $664,936) - 22.37%		664,936

TOTAL INVESTMENTS (Cost $2,451,257) - 99.50%		2,957,643

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.50%		14,748

NET ASSETS - 100.00%		$2,972,391

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield at March 31, 2019.

ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

6

THE FORESTER DISCOVERY FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2019

Underlying Security	Counterparty	Contracts	Notional Amount **	Exercise Price	Expiration	Value

PUT OPTIONS * - 0.45%

iShares MSCI EAFE ETF Put	Barclay's	500	$3,243,000	$ 61	5/17/2019	$13,500
Total Put Options (Premiums Paid $18,825) - 0.45%						$13,500

* Non-income producing security during the period.

** The notional value is the total amount of a security's underlying asset at its spot price. The notional value distinguishes between the amount of money invested and the amount associated with the whole transaction. The notional value is calculated by multiplying the units in one contract by the spot price.

The accompanying notes are an integral part of these financial statements.

7

THE FORESTER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

Assets:
Investments in Securities, at Value (Cost $2,451,257)	$ 2,957,643
Receivables:
Shareholder Subscriptions	49
Dividends and Interest	18,318
Total Assets	2,976,010

Liabilities
Due to Advisor	2,720
Administrative Fees	899
Total Liabilities	3,619

Net Assets	$ 2,972,391

Net Assets Consist of:
Paid In Capital	$ 2,853,266
Distributable Earnings	119,125
Net Assets, for 234,227 Shares Outstanding (with par value of $0.0001 per share)	$ 2,972,391

Net Asset Value Per Share	$ 12.69

The accompanying notes are an integral part of these financial statements.

8

THE FORESTER DISCOVERY FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2019

Investment Income:
Dividends (net of $14,130 of foreign tax withheld)	$ 96,892
Money Fund Dividends	16,024
Total Investment Income	112,916

Expenses:
Advisory Fees	37,576
Administration Fees	13,152
Total Expenses	50,728

Net Investment Income	62,188

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss):
Investments	122,529
Options	(174,235)
(51,706)

Change in Unrealized Appreciation (Depreciation) on:
Investments	(303,784)
Options	25,717
(278,067)

Net Realized and Unrealized Loss on Investments	(329,773)

Net Decrease in Net Assets Resulting from Operations	$ (267,585)

The accompanying notes are an integral part of these financial statements.

9

THE FORESTER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2019	3/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 62,188	$ 62,409
Net Realized Gain (Loss) on Investments and Options	(51,706)	128,564
Unrealized Appreciation (Depreciation) on Investments and Options	(278,067)	3,123
Net Increase (Decrease) in Net Assets Resulting from Operations	(267,585)	194,096

Distributions to Shareholders:
Distributions	(61,395)	(61,207)	*
Total Distributions Paid to Shareholders	(61,395)	(61,207)

Capital Share Transactions	(1,140,643)	(879,349)

Total Decrease	(1,469,623)	(746,460)

Net Assets:
Beginning of Year	4,442,014	5,188,474

End of Year	$ 2,972,391	$4,442,014	**

* For the year ended March 31, 2018, total distributions consisted of net investment income of $61,207.

** For the year ended March 31, 2018, the Fund had accumulated net investment income of $6,881.

The accompanying notes are an integral part of these financial statements.

10

THE FORESTER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 13.88	$ 13.57	$ 13.63	$ 13.67	$ 14.34

Income From Investment Operations:
Net Investment Income *	0.22	0.18	0.09	0.03	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.18)	0.32	(0.07)	(0.03)	(0.18)
Total from Investment Operations	(0.96)	0.50	0.02	0.00	(0.17)

Distributions:
Net Investment Income	(0.23)	(0.19)	(0.08)	(0.04)	(0.09)
Realized Gains	-	-	-	-	(0.41)
Total from Distributions	(0.23)	(0.19)	(0.08)	(0.04)	(0.50)

Net Asset Value, at End of Year	$ 12.69	$ 13.88	$ 13.57	$ 13.63	$ 13.67

Total Return **	(6.86)%	3.67%	0.19%	(0.03)%	(1.13)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,972	$ 4,442	$ 5,188	$ 7,443	$ 7,250
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	1.66%	1.30%	0.69%	0.23%	0.10%
Portfolio Turnover	9.43%	1.56%	12.63%	10.22%	9.73%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

11

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999. Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

SECURITY VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018 or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of Illinois, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended March 31, 2019, the Fund did not incur any interest or penalties.

12

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

OPTIONS

The Fund may invest in put and call options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) - Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2019:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 2,279,207	$ -	$ -	$ 2,279,207
Put Option Purchased	-	13,500	-	13,500
Money Market Fund	664,936	-	-	664,936
	$ 2,944,143	$ 13,500	$ -	$ 2,957,643

The Fund did not hold any level 3 assets during the year ended March 31, 2019. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

* Industry classifications of these categories are detailed in the Fund’s Schedule of Investments.

(4) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2019, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  Under the Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not interested persons of the Advisor).   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.   For the year ended March 31, 2019, the Advisor earned $37,576 for Advisory services.  The Fund owed the Advisor $2,720 for advisory fees at March 31, 2019.

ADMINISTRATIVE AGREEMENT

For the year ended March 31, 2019, Forester Capital Management, Ltd. provided the Fund with administrative services.  As an administrator, the Advisor oversees the fund accountant and transfer agent.  For this service the Advisor receives a monthly fee at the annual rate of 0.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2019, the Advisor earned $13,152 for administrative services.  The Fund owed the Advisor $899 for administration fees at March 31, 2019.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available sufficient resources to pay third parties who provide eligible services to the Fund.

RELATED PARTY

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees and administration fees paid to the Advisor by the Fund.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments, options and U.S. Government Securities, aggregated $270,866 and $1,149,483, respectively, for the year ended March 31, 2019. Purchases and sales of options aggregated $547,722 and $392,904, respectively, for the year ended March 31, 2019.

(6) DERIVATIVES TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of it’s derivative activities during the year ended March 31, 2019.

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund had no outstanding written options at March 31, 2019.

As of March 31, 2019, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Put Options Purchased	$ 13,500
Total Assets	$ 13,500

For the year ended March 31, 2019, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation on:	Equity Contracts	Total
Put options purchased	$ 25,717	$ 25,717

Net realized gain (loss) on:	Equity Contracts	Total
Put options purchased	$ (174,235)	$ (174,235)

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

(7) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2019, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total paid in capital totaled $2,853,266. Transactions in capital stock were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	8,566	$ 116,410	43,562	$ 622,426
Shares issued in reinvestment of dividends	4,791	59,317	4,243	60,543
Shares redeemed	(99,233)	(1,316,370)	(110,029)	(1,562,318)
Net decrease	(85,876)	$(1,140,643)	(62,224)	$ (879,349)

(8) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of March 31, 2019 the Fund's most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

 $       7,674

Post October capital loss

       (90,612)

Net Unrealized Appreciation

      502,717

Capital loss carryforwards:

Indefinite - short term

     (300,654)

Indefinite - long term

                  -

Total Distributable Earnings

 $   119,125

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

The Fund utilized $130,541 of its capital loss carry forward during the fiscal year ended March 31, 2019.

As of March 31, 2019, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investments	$ 553,410
Gross unrealized depreciation on investments	(50,693)
Net unrealized appreciation on investments	$ 502,717

Tax cost of investments, including short-term investments (a)	$ 2,454,926

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the year ended March 31, 2019, and the year ended March 31, 2018 is as follows:

	March 31, 2019	March 31, 2018
Ordinary income	$ 61,395	$ 61,207

(9) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(10) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2019, National Financial Service Corp., on behalf of others, owned approximately 34% of the Fund.

(11) NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of March 31, 2019, had no effect on the Funds’ net assets or results of operations.

13

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Directors

  of Forester Discovery Fund,

  a Series of the Forester Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Discovery Fund, Inc., (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments and schedule of put options purchased, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Discovery Fund, Inc. as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 22, 2019

14

THE FORESTER DISCOVERY FUND

EXPENSE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 through March 31, 2019

Actual	$1,000.00	$945.02	$6.55
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

15

THE FORESTER DISCOVERY FUND

DIRECTORS & OFFICERS

MARCH 31, 2019 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 58	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 60	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 59	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 59	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $1,200 for the year ended March 31, 2019, from the Advisor.

16

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 27, 2019 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

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THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Discovery Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Discovery Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Discovery Fund and the expense ratios of the Forester Discovery Fund were in the range of comparable mutual funds (1.35% Discovery Fund expense ratio versus an average of 1.02% for 744 funds in Morningstar Foreign Large Blend Fund Category and 2.18% for 263 funds in the Long/Short Fund Category).

After discussion, the advisory agreement was renewed for another year.

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Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2019

$ 21,000

FY 2018

$ 21,000

(b) Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2019

$ 4,200

FY 2018

$ 4,200

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2019, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  May 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  May 31, 2019

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